                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000

I.    RECONCILIATION OF COLLECTION ACCOUNT:
          End of Period Collection Account Balance as of Prior Payment Date:                       586,476.61
          Available Funds:
                  Contract Payments due and received in this period                              5,522,465.86
                  Contract Payments due in prior period(s) and received in this period             502,478.26
                  Contract Payments received in this period for next period                        342,093.63
                  Sales, Use and Property Tax, Maintenance, Late Charges                           152,399.65
                  Prepayment Amounts related to early termination in this period                 1,787,299.30
                  Servicer Advance                                                                 564,995.98
                  Proceeds received from recoveries on previously Defaulted Contracts                    0.00
                  Transfer from Reserve Account                                                     15,834.53
                  Interest earned on Collection Account                                             44,302.33
                  Interest earned on Affiliated Account                                              8,189.30
                  Proceeds from repurchase of Contracts per Contribution and
                    Servicing Agreement Section 5.03                                                     0.00
                  Amounts paid per Contribution and Servicing Agreement
                    Section 7.01 (Substituted contract < Predecessor contract)                           0.00
                  Amounts paid under insurance policies                                                  0.00
                  Any other amounts                                                                      0.00

                                                                                                --------------
          Total Available Funds                                                                  9,526,535.45
          Less: Amounts to be Retained in Collection Account                                       608,277.81
                                                                                                --------------
          AMOUNT TO BE DISTRIBUTED                                                               8,918,257.64
                                                                                                ==============


          DISTRIBUTION OF FUNDS:
                  1.    To Trustee -  Fees                                                               0.00
                  2.    To Servicer, any unreimbursed Nonrecoverable Advances or
                          Servicer Advances                                                        502,478.26
                  3.    To Noteholders (For Servicer Report immediately following
                          the Final Additional Closing Date)

                             a) Class A1 Principal and Interest                                  5,517,277.79
                             a) Class A2 Principal (distributed after A1 Note
                                 matures) and Interest                                             236,112.50
                             a) Class A3 Principal (distributed after A2 Note
                                 matures) and Interest                                             522,208.33
                             a) Class A4 Principal (distributed after A3 Note
                                 matures) and Interest                                             619,968.75
                             b) Class B Principal and Interest                                     118,349.07
                             c) Class C Principal and Interest                                     237,402.16
                             d) Class D Principal and Interest                                     160,500.31
                             e) Class E Principal and Interest                                     214,232.32

                  4.    To Reserve Account for Requirement per Indenture
                          Agreement Section 3.08                                                         0.00
                  5.    To Issuer - Residual  Principal and Interest and Reserve
                          Account Distribution
                             a) Residual Interest (Provided no Restricting or
                                  Amortization Event in effect)                                    281,783.33
                             b) Residual Principal (Provided no Restricting or
                                  Amortization Event in effect)                                    182,573.69
                             c)  Reserve Account Distribution (Provided no
                                  Restricting or Amortization Event in effect)                      15,834.53
                  6.    To Servicer, Tax, Maintenance, Late Charges and Bank
                                  Interest Earned and Any Other Amounts                            204,891.28
                  7.    To Servicer, Servicing Fee and other Servicing Compensations               104,645.32
                                                                                                --------------
          TOTAL FUNDS DISTRIBUTED                                                                8,918,257.64
                                                                                                ==============

                                                                                                --------------
          End of Period Collection Account Balance {Includes Payments in Advance
            & Restricting Event Funds (if any)}                                                    608,277.81
                                                                                                ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                               $2,925,289.09
           - Add Investment Earnings                                                                15,834.53
           - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)              0.00
           - Less Distribution to Certificate Account                                               15,834.53
                                                                                                --------------
End of period balance                                                                           $2,925,289.09
                                                                                               ===============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                      $2,925,289.09
                                                                                               ===============

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
-------------------------------------
Beginning Principal Balance of the Class A Notes
                      Pool A                                                         171,470,869.83
                      Pool B                                                          74,096,369.87
                                                                                --------------------
                                                                                                                   245,567,239.70
Class A Overdue Interest, if any                                                               0.00
Class A Monthly Interest - Pool A                                                      1,075,377.67
Class A Monthly Interest - Pool B                                                        464,694.56

Class A Overdue Principal, if any                                                              0.00
Class A Monthly Principal - Pool A                                                     3,752,080.78
Class A Monthly Principal - Pool B                                                     1,603,414.36
                                                                                --------------------
                                                                                                                     5,355,495.14
Ending Principal Balance of the Class A Notes
                      Pool A                                                         167,718,789.05
                      Pool B                                                          72,492,955.51
                                                                                --------------------       -----------------------
                                                                                                                   240,211,744.56
                                                                                                           =======================
------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $257,425,000     Original Face $257,425,000     Balance Factor
 $ 5.982606                    $  20.804099                        93.313293%
------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                      Class A1                                                        27,942,239.70
                      Class A2                                                        39,000,000.00
                      Class A3                                                        83,000,000.00
                      Class A4                                                        95,625,000.00

                                                                                --------------------

Class A Monthly Interest                                                                                           245,567,239.70
                      Class A1 (Actual Number Days/360)                                  161,782.65
                      Class A2                                                           236,112.50
                      Class A3                                                           522,208.33
                      Class A4                                                           619,968.75

                                                                                --------------------

Class A Monthly Principal
                      Class A1                                                         5,355,495.14
                      Class A2                                                                 0.00
                      Class A3                                                                 0.00
                      Class A4                                                                 0.00

                                                                                --------------------
                                                                                                                     5,355,495.14
Ending Principal Balance of the Class A Notes
                      Class A1                                                        22,586,744.56
                      Class A2                                                        39,000,000.00
                      Class A3                                                        83,000,000.00
                      Class A4                                                        95,625,000.00

                                                                                --------------------       -----------------------
                                                                                                                   240,211,744.56
                                                                                                           =======================
Class A1
--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $39,800,000     Original Face $39,800,000        Balance Factor
$  4.064891                   $    134.560179                        56.750614%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000


V. CLASS B NOTE PRINCIPAL BALANCE
---------------------------------

       Beginning Principal Balance of the Class B Notes
                                 Pool A                                                2,922,158.77
                                 Pool B                                                1,262,720.32
                                                                                    ----------------
                                                                                                                      4,184,879.09

       Class B Overdue Interest, if any                                                        0.00
       Class B Monthly Interest - Pool A                                                  18,896.63
       Class B Monthly Interest - Pool B                                                   8,165.59
       Class B Overdue Principal, if any                                                       0.00
       Class B Monthly Principal - Pool A                                                 63,955.92
       Class B Monthly Principal - Pool B                                                 27,330.93
                                                                                    ----------------
                                                                                                                         91,286.85
       Ending Principal Balance of the Class B Notes
                                 Pool A                                                2,858,202.85
                                 Pool B                                                1,235,389.39
                                                                                    ----------------      -------------------------
                                                                                                                      4,093,592.24
                                                                                                          =========================
       -------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
       Original Face $4,387,000   Original Face $4,387,000    Balance Factor
       $ 6.168730                 $   20.808491                     93.311881%
       -------------------------------------------------------------------------



VI. CLASS C NOTE PRINCIPAL BALANCE
----------------------------------
       Beginning Principal Balance of the Class C Notes
                                 Pool A                                                5,845,008.74
                                 Pool B                                                2,525,749.42
                                                                                    ----------------
                                                                                                                      8,370,758.16

       Class C Overdue Interest, if any                                                        0.00
       Class C Monthly Interest - Pool A                                                  38,284.81
       Class C Monthly Interest - Pool B                                                  16,543.66
       Class C Overdue Principal, if any                                                       0.00
       Class C Monthly Principal - Pool A                                                127,911.84
       Class C Monthly Principal - Pool B                                                 54,661.85
                                                                                    ----------------
                                                                                                                        182,573.69
       Ending Principal Balance of the Class C Notes
                                 Pool A                                                5,717,096.90
                                 Pool B                                                2,471,087.57
                                                                                    ----------------      -------------------------
                                                                                                                      8,188,184.47
                                                                                                          =========================

       -------------------------------------------------------------------------
       Interest Paid Per $1,000   Principal Paid Per $1,000   Ending Principal
       Original Face $8,775,000   Original Face $8,775,000    Balance Factor
       $ 6.248259                 $      20.806119                  93.312644%
       -------------------------------------------------------------------------


                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 14, 2000


VII. CLASS D NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class D Notes
                                           Pool A                                                 3,896,672.49
                                           Pool B                                                 1,683,832.95
                                                                                              -----------------
                                                                                                                      5,580,505.44

      Class D Overdue Interest, if any                                                                    0.00
      Class D Monthly Interest - Pool A                                                              27,081.87
      Class D Monthly Interest - Pool B                                                              11,702.64
      Class D Overdue Principal, if any                                                                   0.00
      Class D Monthly Principal - Pool A                                                             85,274.56
      Class D Monthly Principal - Pool B                                                             36,441.24
                                                                                              -----------------
                                                                                                                        121,715.80
      Ending Principal Balance of the Class D Notes
                                           Pool A                                                 3,811,397.93
                                           Pool B                                                 1,647,391.71
                                                                                              -----------------   -----------------
                                                                                                                      5,458,789.64
                                                                                                                  =================

      ------------------------------------------------------------------------------------
      Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
      Original Face $5,850,000       Original Face $5,850,000         Balance Factor
      $             6.629831         $                20.806120                93.312643%
      ------------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class E Notes
                                            Pool A                                                4,871,186.23
                                            Pool B                                                2,104,945.60
                                                                                              ------------------
                                                                                                                      6,976,131.83

       Class E Overdue Interest, if any                                                                   0.00
       Class E Monthly Interest - Pool A                                                             43,353.56
       Class E Monthly Interest - Pool B                                                             18,734.02
       Class E Overdue Principal, if any                                                                  0.00
       Class E Monthly Principal - Pool A                                                           106,593.20
       Class E Monthly Principal - Pool B                                                            45,551.54
                                                                                              ------------------
                                                                                                                        152,144.74
       Ending Principal Balance of the Class E Notes
                                            Pool A                                                4,764,593.03
                                            Pool B                                                2,059,394.06
                                                                                              ------------------  -----------------
                                                                                                                      6,823,987.09
                                                                                                                  =================

      ------------------------------------------------------------------------------------
      Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
      Original Face $7,313,000       Original Face $7,313,000         Balance Factor
      $             8.490029         $                20.804696            93.313101%
      ------------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                    FOR THE PAYMENT DATE SEPTEMBER 14, 2000

IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                                                Pool A                                 5,847,710.93
                                                Pool B                                 2,526,956.66
                                                                                  ------------------
                                                                                                                  8,374,667.59

           Residual Interest - Pool A                                                     74,595.60
           Residual Interest - Pool B                                                    207,187.73
           Residual Principal - Pool A                                                   127,911.84
           Residual Principal - Pool B                                                    54,661.85
                                                                                  ------------------
                                                                                                                    182,573.69
           Ending Residual Principal Balance
                                                Pool A                                 5,719,799.09
                                                Pool B                                 2,472,294.81
                                                                                  ------------------    -----------------------
                                                                                                                  8,192,093.90
                                                                                                        =======================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        104,645.32
            - Servicer Advances reimbursement                                                                       502,478.26
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                       204,891.28
                                                                                                        -----------------------
           Total amounts due to Servicer                                                                            812,014.86
                                                                                                        =======================

                        DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                              194,853,607.01

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             4,263,728.16

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           --------------
           ending of the related Collection Period                                                                 190,589,878.85
                                                                                                                   ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                        2,482,981.83

            - Principal portion of Prepayment Amounts                                              1,780,746.33

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00

                                                                                                 --------------
                                 Total Decline in Aggregate Discounted Contract Balance            4,263,728.16
                                                                                                 ==============

POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                               84,200,574.81

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                 0.00

        Decline in Aggregate Discounted Contract Balance                                                             1,822,061.77

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           --------------
           ending of the related Collection Period                                                                  82,378,513.04
                                                                                                                   ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                        1,761,958.97

            - Principal portion of Prepayment Amounts                                                 60,102.80

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                  0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                       0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                0.00

                                                                                                 --------------
                                 Total Decline in Aggregate Discounted Contract Balance            1,822,061.77
                                                                                                 ==============
                                                                                                                   --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                  272,968,391.89
                                                                                                                   ==============

                          DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000


XII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

    POOL A                                                                                                        Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        NONE







                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $202,195,615.75
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

    POOL B                                                                                                        Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        NONE


                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00



    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                 $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $90,333,293.68
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                            0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS FAILED TO ADVANCE OR A BANKRUPTCY PETITION
    HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

                          DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000


XII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

    POOL A - Non-Performing                                                                                       Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        NONE







                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                          $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                              $202,195,615.75
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

    POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                         Discounted               Predecessor     Discounted
    Lease #             Lessee Name                                      Present Value            Lease #         Present Value
    -------------------------------------------------------              --------------------     ------------    -----------------
                        None


                                                                         --------------------                     -----------------
                                                           Totals:                     $0.00                                 $0.00



    a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
    b) ADCB OF POOL B AT CLOSING DATE                                                                               $90,333,293.68
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

  * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
    THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION
    HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                                 $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                             YES             NO   X
                                                                                                   --------        --------

                          DVI RECEIVABLES XI, L.L.C. 2000-1
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE SEPTEMBER 14, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.                       AGGREGATE DISCOUNTED CONTRACT BALANCE

           CONTRACTS DELINQUENT > 90 DAYS                                   TOTAL OUTSTANDING CONTRACTS
           This Month                                  560,468.33           This Month                         272,968,391.89
           1 Month Prior                               190,853.11           1 Month Prior                      279,054,181.82
           2 Months Prior                               93,811.67           2 Months Prior                     285,072,459.69

           Total                                       845,133.11           Total                              837,095,033.40

           a) 3 MONTH AVERAGE                          261,711.04           b) 3 MONTH AVERAGE                 279,031,677.80

           c) a/b                                           0.10%

2.         Does a Delinquency Condition Exist (1c > 6% )?
                                                                                           Yes               No          X
                                                                                               --------------    ------------------

3.         Restricting Event Check

           A. A Delinquency Condition exists for current period?                           Yes               No          X
                                                                                               --------------    ------------------
           B. An Indenture Event of Default has occurred and is then continuing?           Yes               No          X
                                                                                               --------------    ------------------

4.         Has a Servicer Event of Default occurred?                                       Yes               No          X
                                                                                               --------------    ------------------


5.         Amortization Event Check

           A. Is 1c  > 8% ?                                                                Yes               No          X
                                                                                               --------------    ------------------
           B. Bankruptcy, insolvency, reorganization; default/violation of any
                covenant or obligation not remedied within 90 days?                        Yes               No          X
                                                                                               --------------    ------------------
           C. As of any Determination date, the sum of all defaulted contracts
                since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes               No          X
                                                                                               --------------    ------------------




6.         Aggregate Discounted Contract Balance at Closing Date                       Balance  $   270,243,724.70
                                                                                               ------------------------


           DELINQUENT LEASE SUMMARY

                 Days Past Due                   Current Pool Balance                           # Leases
                 -------------                   --------------------                           --------
                       31 - 60                          11,782,621.94                                 60
                       61 - 90                           1,563,548.98                                 14
                      91 - 180                             560,468.33                                 12



           Approved By:
           Lisa J. Cruikshank
           Vice President